                                                                    EXHIBIT 10.6


                            DATED 25 SEPTEMBER, 1998







                             MICROPOLIS (S) LIMITED



                                       to



                      UNITED TEST CENTER SINGAPORE PTE LTD




                         ------------------------------

                               DEED OF ASSIGNMENT

                         ------------------------------
                              LWSL/MAY/5988/986/JL











                                ALLEN & GLEDHILL
                             ADVOCATES & SOLICITORS
                                    SINGAPORE

     THIS DEED OF ASSIGNMENT is made the 25th day of September One Thousand Nine Hundred and Ninety-Eight (1998) Between MICROPOLIS (S) LIMITED (formerly known as ST CHATSWORTH PTE LTD and MICROPOLIS (S) PTE LTD) (Company Registration
No. 199600543C), a company incorporated in Singapore and in creditors' voluntary liquidation, acting through its liquidators CHAN KET TECK and CHEW KIA NGEE care of 9 Penang Road #12-00 Park Mall, Singapore 238459 (hereinafter called the "Assignor") of the one part and UNITED TEST CENTER SINGAPORE PTE LTD (Company Registration No. 199708070H), a company incorporated in Singapore and having its registered office at 31 Exeter Road #14-01/04 Concentre I Tower Singapore 239732 (hereinafter called the "Assignee") of the other part.


     WHEREAS :-

(1) By a Building Agreement dated 28th February 1995 (hereinafter called the "Building Agreement") made between Jurong Town Corporation, a body corporate incorporated and having its office at Jurong Town Hall, Jurong Town Hall Road, Singapore 609431 (hereinafter called the "Lessor") of the one part, and MICROPOLIS LIMITED (hereinafter called "ML"), a foreign company incorporated in the Cayman Islands and having its last known registered office in Singapore at 5004 Ang Mo Kio Avenue 5 #01-11 Singapore 569872 of the other part, the Lessor agreed, inter alia, to grant and ML agreed to accept a lease of the property described in the Schedule hereto (hereinafter called the "Property") for the term of thirty (30) years from 1 October 1994 (the "said Term") subject to the terms and conditions contained inter alia in the Building Agreement and subject to the terms and conditions in the form of lease set out in the First Schedule to the Building Agreement (the "Lease") or otherwise with an option to renew for a further term of thirty (30) years from expiry of the said Term upon the terms stated in Clause 2A of the Lease or otherwise.

(2) By a Deed of Assignment dated 29 March 1996, ML assigned unto the Assignor for the consideration of S$41,000,000.00 paid by the Assignor to ML:-

     (a) ALL its rights interests benefits advantages permits licences and remedies which ML has in, under or arising out of the Building Agreement and the lease and the full benefit and advantage thereof and of all stipulations therein contained to be performed on the part of the Lessor and of all rights and remedies for enforcing the same;

     (b) ALL that the right, title, estate and interest of ML of and in the Property;

     (c) ALL that the full benefit and right of and to all moneys whether by way of purchase price, premium, rents or otherwise as shall have been paid by ML to the Lessor under and by virtue of the Building Agreement and the Lease; and

     (d) ALL that the right and interest of ML to a grant from the Lessor of the Lease in respect of the Property for the term of lease referred to in the Building Agreement.

(3) By a First Supplementary Agreement (hereinafter called the "First Supplementary Agreement") dated 9 September 1997 made between the Lessor and the Assignor, it was agreed, inter alia, that the Building Agreement be amended by deleting the word "MICROPOLIS LIMITED" appearing at page 1 of the First Schedule of the Building Agreement and substituting therefor by the name "MICROPOLIS (S) LIMITED".

(4) By a contract for sale and purchase entered into between the Assignor and the Assignee on 25 June 1998, the Assignor has accepted the Assignee's offer to purchase the Property at the purchase price of $33,000,000.00.

(5) The Lessor has consented to the proposed assignment by the Assignor to the Assignee of all the Assignor's estate, right, title and interest under the Building Agreement, the Lease and the First Supplementary Agreement (hereinafter collectively called the "Lease Agreements" which expression shall, where the context so requires, include any document which amends, modifies or supplements any of the Lease Agreements) subject to the stipulations, terms and conditions and covenants contained in the Lease Agreements and upon the terms specified in the Lessor's letter of 13 August 1998 to the Assignor's solicitors M/s Drew & Napier.

(6) The Lease in respect of the Property has not been issued by the Lessor to the Assignor yet.


NOW THIS DEED WITNESSETH as follows:-

1. In pursuance of the said agreement and in consideration of the sum of Singapore Dollars Thirty-Three Million (S$33,000,000.00) paid by the Assignee (the receipt whereof the Assignor hereby acknowledges), the Assignor as beneficial owner HEREBY ASSIGNS unto the Assignee :-

          (a) ALL THAT the rights, title, interest, benefits, advantages, permits, licences and remedies which the Assignor has in under or arising out of each of the Lease Agreements;

          (b) ALL THAT the full benefit and rights of and to all monies whether by way of purchase price, rent, premium or otherwise as shall have been paid by the Assignor to the Lessor under and by virtue of the provisions of the Lease Agreements;

          (c) ALL THAT the estate, rights, title and interest of the Assignor in and to the Property; and

          (d) ALL that the rights title and interest of the Assignor to a grant from the Lessor of the Lease to the Property for the said Term (as defined in Recital (1) above);

TO HOLD the same unto the Assignee, its successors in title and assigns absolutely free from encumbrances but subject to the terms, conditions and stipulations contained in the Lease Agreements.


2.   The Assignor hereby covenants with the Assignee as follows:-

     (a) that the Assignor will direct and authorise the Lessor and all necessary parties (if any) in writing to execute and deliver the Lease or other document of title vesting the Property in the Assignee and will do all acts and things and make and execute all deeds, instruments and other documents as are required to give effect to the same;

     (b) that the Assignor will if necessary join in the Lease and/or other documents of title vesting the Property in the Assignee and direct the Lessor to vest the Property to or in the Assignee;

     (c) that the Assignor will inform the Assignee promptly of any notice and any other communication relating to the Property as and when it receives the same from the Lessor or from any Government or statutory authority or agency or any other party having or claiming an interest in the Property.

     Provided that any cost, charge and/or expense arising from any of the above being carried out by the Assignor, shall be borne by the Assignee.

3. In the event that the Lessor shall for any reason whatsoever fail to execute and deliver the Lease or vest the Property to or in the Assignee and the Property remains vested in the Assignor then and in which case, the Assignor hereby declares that the Assignor holds all the rights, title, interest, benefits, advantages, permits, licences and remedies in or under the Lease Agreements and all the estate, rights, title and interest in the Property in trust for the Assignee absolutely and shall at the cost and expense of the Assignee and at the request of the Assignee do all acts and things as may be necessary to cause the Property to be more effectually vested in the Assignee, its successors in title and assigns and exercise all rights and remedies for the Assignee and on behalf of the Assignee.

4. (1) At the Assignee's expense, for the purpose of fully implementing and giving effect to the covenants and provisions herein contained the Assignor hereby irrevocably appoints the Assignee and any person(s) deriving title to the Property under the Assignee jointly and severally to be the attorney of the Assignor with full power and authority for and in the name of the Assignor but for the benefit and advantage of the Assignee or such person(s) deriving title under the Assignee, to exercise all rights and enforce all remedies of the Assignor in respect of the Property or otherwise under the Lease Agreements AND to do all acts and things and make, execute and deliver all deeds, instruments or documents whatsoever as are necessary to obtain issuance of the Lease or other document of title in respect of the Property and to demise or otherwise assure or vest the Property and the title thereto to and in the Assignee or to and in any person deriving title thereto under the Assignee and to cause all deeds, instruments or documents to be registered in accordance with the provisions of the law for the time being in force relating to registration of title to land as fully and effectually to all intents and purposes as if the same were performed by the Assignor and in particular and by way of amplification and not in derogation of the general powers herein contained to make, do or execute all or any of the acts, deeds and things following, that is to say:-

          (a) To negotiate and agree to any amendments, additions or deletions to the terms and conditions of the Lease Agreements as the Assignee may deem fit;

          (b) To demand, sue for and enforce the performance and observance by the Lessor of all or any of the terms, conditions and stipulations on the part of the Lessor contained in the Lease Agreements;

          (c) To demand and accept from the Lessor and other party or parties (if any) the Lease or other documents of title to or assurances of the Property to or in favour of the Assignor and to transfer the same to or in favour of the Assignee or any person(s) deriving title under the Assignee as aforesaid;

          (d) To make all payments and enter on behalf of the Assignor into all covenants (whether restrictive or otherwise) and to do all other things on behalf of the Assignor which may be necessary to obtain issuance of the Lease or other document in respect of the Property pursuant to the Lease Agreements and to vest the title to the Property to and in the Assignee or to and in any person deriving title thereto under the Assignee as aforesaid including all such applications and notifications at the Land Titles Registry or such other Registry as may be necessary or desirable under any existing statute providing for or relating to the registration of title to land;

          (e) To institute legal proceedings as well as defend all actions and claims brought in connection with the Lease Agreements and/or in respect of the Property;

          (f) To abandon any legal proceedings and to compromise, settle or refer to arbitration all disputes or doubts which may arise in connection with the Lease Agreements and/or the Property;

          (g) To substitute, appoint and discharge from time to time one or more attorney or attorneys under or in place of the Assignee with the same or with more limited powers including this power of substitution.

     (2) The Assignor hereby declares that all acts or things done and the Lease or other assurances and all deeds, instruments and documents whatsoever made and executed by the Assignee or by any person(s) deriving title under the Assignee as aforesaid by virtue of the provisions hereof on behalf of the Assignor shall be as good, valid and effectual to all intents and purposes whatsoever as if the same had been duly and properly done, made or executed by the Assignor and the Assignor hereby undertakes to ratify and confirm all acts and things and all deeds, instruments and documents lawfully done, made or executed by virtue of the authority and the power hereby conferred.

     (3) The Assignor hereby further declares that the appointment, powers and authority hereby conferred are given for valuable consideration and shall be and remain irrevocable, for a period expiring upon the Lease or such other registrable document of title of the Property being issued in favour of the Assignee.

5. The Assignor hereby warrants that the Assignor is not in breach of any of the terms, conditions or stipulations contained or implied in the Lease Agreements and there are no outstanding claims or demands by the Lessor against the Assignor and no payment of money or interest thereon has become due and unpaid by the Assignor under or arising out of the Lease Agreements or in connection with the Property.


6. The Assignee for itself and any person deriving title under the Assignee as aforesaid hereby covenants with the Assignor that the Assignee and any person(s) deriving title under the Assignee as aforesaid will as from the date hereof:-

     (a) to punctually pay on due date the yearly rent or any revision or revisions thereof and all other rents fees costs and charges as stipulated in the Lease Agreements;

     (b) perform and observe all and every the terms and conditions contained in the Lease Agreements on the part of the Assignor to be performed and observed so far as the same are still subsisting and capable of being enforced and indemnify and keep the Assignor fully and completely indemnified against all actions, proceedings, claims and liabilities, losses, demands, costs and expenses on account or in respect of any breach by the Assignee from the date hereof of any terms or conditions on the part of the Assignor contained in the Lease Agreements; and

     (c) pay and bear all costs and expenses which may be incurred in the exercise of all or any of the powers and authorities conferred under Clause 4 hereof.


7.   In these presents where the context so permits:-

     (a) Words importing the masculine gender only include the feminine or neuter genders and vice versa;

     (b) Words importing the singular number only include the plural number and vice versa;

     (c) The expression "the Assignee" shall include the successors and assigns of the Assignee;

     (d)  Words importing a person import also a corporation.

IN WITNESS WHEREOF the parties hereto have executed this Deed.


                         THE SCHEDULE ABOVE REFERRED TO

ALL THAT piece of land known as Private Lot A16262 (formerly known as Private Lot A14269 and to be known as Private Lot A18796) forming part of Government Survey Lots 13614X (derived from Lot 7634), 9419N, 10979X and 12500V Mukim 18, Ang Mo Kio and situated in the Republic of Singapore as shown on the plan attached to the Building Agreement and estimated to contain an area of 17,930 square metres more or less subject to survey.

The Common Seal of                     )
MICROPOLIS (S) LIMITED was             )                              [SEAL]
hereunto affixed in the presence       )
of:-                                   )



                                             /s/ [SIGNATURE]
                                             -----------------------------------
                                                                    (Liquidator)



The Common Seal of                     )
UNITED TEST CENTER SINGAPORE PTE LTD   )                              [SEAL]
was hereunto affixed in the            )
presence of:-                          )



                                             /s/ Inderjit Singh
                                             -----------------------------------
                                             DIRECTOR


                                             /s/ Khor Yoke Kean
                                             -----------------------------------
                                             SECRETARY

     I, KOH HWEE KEOW, an Advocate and Solicitor of the Supreme Court of the Republic of Singapore practising in Singapore hereby certify that on the 17 day of September A.D. 1998, the Common Seal of MICROPOLIS (S) LIMITED was duly affixed to the within written instrument at Singapore in my presence in accordance with the regulations of the said Company (which regulations have been produced and shown to me).

                  Witness my hand this 17 day of September 1998.


                                             /s/ KOH HWEE KEOW
                                             -----------------------------------



     I, LYN WEE SOON LI, an Advocate and Solicitor of the Supreme
Court of the Republic of Singapore practising in Singapore hereby certify that on the 16th day of September A.D. 1998, the Common Seal of UNITED TEST CENTER SINGAPORE PTE LTD was duly affixed to the within written instrument at Singapore in my presence in accordance with the regulations of the said company (which regulations have been produced and shown to me).

                  Witness my hand this 16th day of September 1998.


                                             /s/ LYN WEE SOON LI
                                             -----------------------------------